THIS SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT, AND REQUIRES WRITTEN RELEASE FROM EITHER ISSUING COMPANY OR THEIR ATTORNEY PRIOR TO LEGEND REMOVAL.

NUMBER
102

**PREFERRED STOCK**

SERIES C CONVERTIBLE

SHARES

**PREFERRED STOCK**

CUSIP

# *EDGEWATER FOODS INTERNATIONAL,*

INCORPORATED UNDER THE LAWS OF THE STATE OF
DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

**THIS CERTIFIES THAT**

**RESTRICTED**

**is the Owner of**

FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
**EDGEWATER FOODS**

*transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.*

*Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.*

Dated: **November 2, 2007**

COUNTERSIGNED AND REGISTERED:
**EMPIRE STOCK TRANSFER INC.**
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

SECRETARY

PRESIDENT

131

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________Custodian____________
(Cust) (Minor)
under Uniform Gifts to Minors Act

______________________________
(State)

Additional abbreviations may also be used though not in the above list.

*For Value Received, ________ hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ______________________________________________

______________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________

______________________________________________ *Shares*

*of the Common Stock represented by this Certificate and hereby irrevocably constitutes and appoints*

______________________________________________ *Attorney*

*to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated* ______________________

______________________________

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

______________________________

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.